NEITHER THIS SECURITY NOR THE SECURITIES  ISSUABLE UPON CONVERSION  HEREOF
      HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION OR SAFE HARBOR THEREFROM.

No.   S-2005-1                                           US $250,000.00

                          AMERICAN PALLET LEASING, INC.

          SECURED CONVERTIBLE PROMISSORY NOTE DUE SEPTEMBER 27, 2005

     THIS Note is a duly authorized issuance of $250,000.00 of AMERICAN PALLET LEASING, INC., a corporation organized and existing under the laws of the State of Delaware and located at 425 Second Street, S.E., Suite 600, Cedar Rapids, IA 52401 (the "Company") designated as its Convertible Note.

      FOR VALUE RECEIVED, the Company promises to pay to BRITTANY CAPITAL MANAGEMENT LIMITED, the registered holder hereof (the "Holder"), the principal sum of two hundred fifty thousand and 00/100 Dollars (US $250,000.00) , plus accrued interest in the amount of eight percent (8%) per year for all outstanding principal on September 27, 2005 (the "Maturity Date"). The principal plus accrued interest of this Note is payable at the option of the Holder at any time after the Maturity Date, in shares of the Company's common stock, $.001 par value per share ("Common Stock") as set forth below, or in United States dollars, at the address last appearing on the Note Register of the Company as designated in writing by the Holder. The Company will pay the outstanding principal amount of this Note, plus accrued interest, in cash on or before the Maturity Date, less any amounts required by law to be deducted, to the registered holder of this Note. The forwarding of such check or wire transfer shall constitute a payment hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum represented by such check or wire transfer plus any amounts so deducted.

      This Note is subject to the following additional provisions:

      1. The Note is issuable in denominations of Ten Thousand Dollars (US$10,000) and integral multiples thereof, provided that the number of shares to be issued upon conversion is a minimum of 3,000 (unless if at the time of election to convert the number of shares of Common Stock issuable upon conversion is less than 3,000). The Note is exchangeable for an equal aggregate principal amount of Note of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration or transfer or exchange.

      1.A The Company shall have the right to redeem this Note at any time by providing written notice to the Holder by making a cash payment to the Holder of the outstanding principal amount of the Note multiplied by a premium according to the following schedule, plus all accrued interest: 108% of the outstanding principal amount if redeemed within 90 days after the issuance date; 112% of the outstanding principal amount if redeemed within 270 days after the issuance date; 115% of the outstanding principal amount if redeemed after 270 days after the issuance date. Written notice to the Holder shall be received at least 5 business days prior to the date of redemption payment ("Redemption Date"). If the redemption payment is not made on or before the Redemption Date, the redemption notice shall be rendered null and void and the Holder thereafter shall have the right to convert any portion of the outstanding principal of the Note.

      1.B This Note is further guaranteed by the Guarantor pursuant to a Limited Recourse Guarantee, and secured pursuant to a Stock Pledge Agreement, each dated April 26, 2005 between the parties whereby the Guarantor has guaranteed this Note and has granted to Holder a security interest in Collateral, as defined therein, to secure the payment of this Note. Such security interest may be perfected by the filing of the applicable UCC statements in the appropriate recording offices.

      2. The  Holder of this Note is  entitled  at any time  after the  Maturity
Date, at its option, subject to the following provisions, to convert all or a portion of the principal amount of this Note plus accrued interest into shares of Common Stock at a conversion price for each share of Common Stock equal to the Current Market Price multiplied by eighty percent (85%) (the "Conversion Price"). "Current Market Price" means the average of the three (3) lowest closing bid prices for the Common Stock as reported by Bloomberg, LP or, if not so reported, as reported on the over-the-counter market, for the ten (10) trading days ending on the trading day immediately before the relevant Conversion Date (as defined below). The amount of shares issuable pursuant to a conversion shall equal the principal amount (or portion thereof) of the Note to be converted, plus accrued interest, divided by the Conversion Price.

      Conversion shall be effectuated by surrendering the Note to the Company, accompanied by or preceded by facsimile or other delivery to the Company of the form of conversion notice attached hereto as Exhibit A, executed by the Holder evidencing such Holder's intention to convert a specified portion hereof. No fractional shares of Common Stock or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes or otherwise delivers the conversion notice ("Notice of Conversion"), substantially in the form annexed hereto as Exhibit A, duly executed, to the Company. Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number (319) 247-2757 ATTN: President. Certificates representing Common Stock upon conversion will be delivered within three (3) business days from the Conversion Date. ("Delivery Date")

      The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Delivery Date (as defined in this Section) could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay late payments to the Holder for late issuance of Shares upon Conversion, unless the delay is due to causes beyond the reasonable control of the Company or the Transfer Agent, in accordance with the following schedule (where "No. Business Days Late" refers to the number of business days which is beyond three (3)) business days after the Delivery Date):(1)

                                                Late Payment For Each $10,000
                                                of Note Principal or Interest
No. Business Days Late                          Amount Being Converted
--------------------------------------------------------------------------------
                        1                             $100
                        2                             $200
                        3                             $300
                        4                             $400
                        5                             $500
                        6                             $600
                        7                             $700
                        8                             $800
                        9                             $900
                        10                            $1,000
                        >10                                $1,000 +$200 for each
                             Business
                                                      Day  Late   beyond 10 days

The Company shall pay any payments incurred under this Section in immediately available funds upon demand as the Holder's remedy for such delay. Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock by close of business on the Delivery Date, unless such failure is due to causes beyond the Company's reasonable control or that of its Transfer Agent, the Holder will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion; provided, however, that an amount equal to any payments contemplated by this Section which have accrued through the date of such revocation notice shall remain due and owing to the Converting Holder notwithstanding such revocation.

      If, by the relevant Delivery Date, the Company fails, unless such failure is due to causes beyond the Company's reasonable control or that of its Transfer Agent, for any reason to deliver the Shares to be issued upon conversion of the Note and after such Delivery Date, the Holder of the Note being converted (a "Converting Holder") purchases, in an arm's-length open market transaction or otherwise, shares of Common Stock (the "Covering Shares") in order to make delivery in satisfaction of a sale of Common Stock by the Converting Holder (the "Sold Shares"), which delivery such Converting Holder anticipated to make using the Shares to be issued upon such conversion (a "Buy-In"), the Converting Holder shall have the right, to require the Company to pay to the Converting Holder, in addition to and not in lieu of the amounts due hereunder (but in addition to all other amounts contemplated in other provisions of the Transaction Agreements, and not in lieu of any such other amounts), the Buy-In Adjustment Amount (as defined below). The "Buy-In Adjustment Amount" is the amount equal to the excess, if any, of (x) the Converting Holder's total purchase price (including brokerage commissions, if any) for the Covering Shares over (y) the net proceeds (after brokerage commissions, if any) received by the Converting Holder from the sale of the Sold Shares. The Company shall pay the Buy-In Adjustment Amount to the Company in immediately available funds immediately upon demand by the Converting Holder. By way of illustration and not in limitation of the foregoing, if the Converting Holder purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for net proceeds of $10,000, the Buy-In Adjustment Amount which Company will be required to pay to the Converting Holder will be $1,000.

      In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Company's Transfer Agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of the Holder and its compliance with the provisions contained in this paragraph, so long as the certificates therefore do not bear a legend and the Holder thereof is not obligated to return such certificate for the placement of a legend thereon, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

      The Holder of the Note shall be entitled to exercise its conversion privilege with respect to the Note notwithstanding the commencement of any case under 11 U.S.C. ss.101 et seq. (the "Bankruptcy Code"). In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives, to the fullest extent permitted, any rights to relief it may have under 11 U.S.C. ss.362 in respect of such holder's conversion privilege. The Company hereby waives, to the fullest extent permitted, any rights to relief it may have under 11 U.S.C. ss.362 in respect of the conversion of the Note.


      3. The Company shall be entitled to withhold from all payments of principal of this Note any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

      4. This Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. In the event of any proposed transfer of this Note, the Company may require, prior to issuance of a new Note in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Note in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

      5. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct obligation of the Company.

      6. [INTENTIONALLY OMITTED].

      7. The Holder of the Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note or the shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

      8. This Note shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Note and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. Each of the parties hereby waives the right to a trial by jury in connection with any dispute arising under this Note.

      9. The following shall constitute an "Event of Default":

            a. The Company shall default in the payment of principal and interest on this Note and same shall continue for a period of five (5) days; or

            b. Any of the representations or warranties made by the Company herein, in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Note shall be false or misleading in any material respect at the time made; or

            c. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of any Note and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

            d. The Company fails to authorize or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Note and when required by this Note, and such transfer is otherwise lawful, or fails to remove any restrictive legend on any certificate or fails to cause its Transfer Agent to remove such restricted legend, in each case where such removal is lawful, as and when required by this Note, the Agreement, and any such failure shall continue uncured for ten (10) business days; or

            e. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

            f. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty
                  (60) days after such appointment; or

            g. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

            h. Any money judgment, writ or warrant of attachment, or similar process in excess of One Hundred Thousand ($100,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

            i. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty
                  (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

            j. The Company shall have its Common Stock suspended or delisted from an exchange or over-the-counter market from trading for in excess of five trading days.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider all obligations under this Note immediately due and payable within five (5) days of notice, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

      10. The Holder may not convert this Note to the extent such conversion would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 4.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of Note are convertible shall be the responsibility and obligation of the Holder. If the Holder has delivered a Conversion Notice for a principal amount of Note that would result in the issuance of in excess of the permitted amount hereunder, without regard to any other shares that the Holder or its affiliates may beneficially own, the Company shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date and, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the permitted amount hereunder for future conversions or return such excess principal amount to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 65 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

      11. Nothing contained in this Note shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: April 27, 2005

                                    AMERICAN PALLET LEASING, INC.


                                    By: /s/ Timothy R. Bumgarner
                                       --------------------------------------
                                            Timothy R. Bumgarner
                                    ------------------------------------------
                                    (Print Name)
                                    ------------------------------------------
                                    Title:  President


ATTESTOR


By: _________________________